                                                                  EXHIBIT 99.524

                         INTER-SC TRADE ADJUSTMENT BIDS

                      Modeling Adjustment Bids on Inter-SC
                       Trades as Adjustment Bids on Loads

                             INTER-SC SALE EXAMPLE

o  SC1 sells energy to SC2 in a zone.
   -  SC1 is to be paid SC2's market price for the energy.
   - SC1 is willing to sell (and SC2 is willing to buy) 100 MWh at SC2's unconstrained market price of $25/MWh.

o  Congestion Management can cause SC2's market price in the zone to change.
   -  If zonal price falls, SC1 wants to decrease its sale to SC2.
   -  If zonal price rises, SC1 wants to sell more to SC2.

                   CHANGE TO INTER-SC SALE MODELED AS A LOAD

                                   [GRAPHIC]

                         ADJUSTING AN INTER-SC SALE...


o    SC1 specifies a load in SC2's portfolio in the zone.

     -    SC1 submits an IPS of zero for this load.

     -    SC1 can offer to buy back its inter-SC sale to SC2.

          o    Submit an adjustment bid to increase the load if the price falls.

     -    SC1 can offer to increase the sale to SC2.

          o Submit an adjustment bid to decrease the load (to negative load) if price rises.

                         ... ADJUSTING AN INTER-SC SALE

                                   [GRAPHIC]

                           INTER-SC PURCHASE EXAMPLE

o SC1 buys energy from SC2 in a zone.

  - SC1 is to pay SC2's market price for the energy.

  - SC1 is willing to buy (and SC2 is willing to sell) 100 MWh at SC2's unconstrained market price of $15/MWh.

o Congestion Management can cause SC2's market price in the zone to change.

  - If zonal price rises, SC1 wants to decrease its purchase from SC2.

  - If zonal price falls, SC1 wants to buy more from SC2.

                     CHANGE TO INTER-SC PURCHASE AS A LOAD


                                   [GRAPHIC]

                       ADJUSTING AN INTER-SC PURCHASE...

o    SC1 specifies a load in SC2's portfolio in the zone.

     -    SC1 submits an IPS of zero for this load.

     -    SC1 can offer to sell back its inter-SC purchase from SC2.

          o Submit and adjustment bid to decrease the load (to negative load) if the price rises.

     -    SC1 can offer to increase the purchase from SC2.

          o    Submit an adjustment bid to increase the load if price falls.

                       ...ADJUSTING AN INTER-SC PURCHASE

                                    [GRAPH]

                                  REQUIREMENT

o Only one SC involved in an inter-Sc trade may submit an adjustment bid for the inter-SC trade:

  - If SC1 submits the adjustment bid, SC1 will have a load in SC2's market to model the adjustment.

  - The prices in SC2's market govern how the CM process will adjust the inter-SC trade by adjusting SC1's load in SC2's market.

                                    EXAMPLE

o Two zones, A and B and two SCs, PX and SC.

o PX auction:

     - G1 bids to sell up to 110 MWh @ $20/MWh

     - G2 bids to sell up to 100 MWh @ $35/MWh

     - SC bids to sell up to 30 MWh @ $30/MWh in Zone A

     - L1 bids to buy 100 MWh @ $700/MWh

     - L2 bids to buy 100 MWh @ $700/MWh

o PX UMCP = $35/MWh and SC sells 30 MWh via inter-SC trade.

     - SC wants to back out of trade if PX zonal price in zone A falls below $30/MWh.

                                ADJUSTMENT BIDS

                                   [GRAPHIC]

                                 FINAL SCHEDULE

                                   [GRAPHIC]

                                    Results

o    PX zonal price in A falls to $20/MWh.

     -    SC buys back the energy it sells to PX.

          o    PX pays SC 30MWh * $20/MWh = $600 for inter-SC trade.

          o    SC pays PX 30MWh * $20/MWh = $600 for load to buy back.

o    Increasing L(A,SC) to buy back inter-SC trade reduces flow from A to B.

     - This has the same impact on inter-zonal congestion as reducing G3 and reducing the inter-SC trade.

o    Real-time imbalances:

     -    L(A,SC) is zero causing an imbalance of 30 MWh in load.

     - SC reduces G3 by 30 MWh to account for the buy-back producing a 30 MWh imbalance in generation.

     -    SC's net imbalance is 0.

                             CHANGING RESOURCES...


o Suppose that SC1 models the adjustment bid on an inter-SC trade as a load in SC2's market:

  - The CM process will adjust SC2's resources to account for any change to the inter-SC trade.

  - SC1's resources will not be automatically adjusted to account for the change to inter-SC trade.

     o If the load that models the inter-SC adjustment is increased:

          - CM does not decrease SC1's generation to account for the decreased sale to (increased purchase from SC2).

          - SC1 would decrease its actual generation in real-time because of its decreased inter-SC sale (increased purchase).

          - In real-time, the imbalance due to SC1's load would match the imbalance due to the reduction in SC1 generation, so the imbalance charge would be zero.

                             ...CHANGING RESOURCES

o If the load used that models the inter-SC adjustment is decreased:

   - CM does not increase SC1's genereation to account for the increased sale to (decreased purchase from SC2)

   - SC1 would increase its actual generation in real-time because of its increased inter-SC sale (decreased inter-SC purchase).

   - In real-time, the imbalance due to SC1's load would match the imbalance due to the increase in SC1's generation, so the imbalance charge would be zero.

                           LOCATION OF INTER-SC TRADE

     o SC1 wishes to submit an adjustment bid on its inter-SC trade with SC2 in Zone A.

       - SC1 should have resources on Zone A that it will use to account for any changes in the inter-SC trade.

       - This prevents SC1 from scheduling inter-zonal transmission capacity that it will not use.